Exhibit 3.1
DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0716542006-9
                                                                 Document Number
                                                                  20060617673-48

                                                                     Date Filed:
                                                            9/26/2006 1:25:31 PM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:         SAWADEE VENTURES, INC.

2. Resident Agent Name &
   Street Address:              Resident Agents of Nevada, Inc.
                                711 S. Carson Street, Suite 4
                                Carson City, NEVADA 89701

3. Shares:                      Number of Shares with par value:  75,000,000
                                Par value:  0.001

4. Name & Address of Board
   Of Directors/Trustees:       Sean Mitchell
                                711 S. Carson Street, Suite 4
                                Carson City, NV  89701

5. Purpose:                     The purpose of this Corporation shall be:
                                Any legal purpose

6. Name, Address & Signature
   Of Incorporator:             Sandra L. Miller           /s/  Sandra L. Miller
                                711 S. Carson Street, Suite 4
                                Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                       I hereby accept appointment as Resident Agent
                                for the above named corporation.

                                 /s/ Diane E. Kalinowski             9/26/2006
                                Authorized Signature of R.A.           Date